Virtus Duff & Phelps Real Asset Fund (the “Fund”),

a series of Virtus Opportunities Trust

Supplement dated March 23, 2023 to the Summary Prospectus

and the Virtus Opportunities Trust Statutory Prospectus, each dated January 27, 2023

Important Notice to Investors

The following is added as the third paragraph in the “Performance Information” section of the Fund’s summary prospectus and the summary section of the statutory prospectus applicable to the Fund.

Class R6 shares have not had a full calendar year of operations; therefore, performance information for Class R6 Shares is not shown here.

The table showing Average Annual Total Returns in the “Performance Information” section of the Fund’s summary prospectus and the summary section of the statutory prospectus applicable to the Fund, is hereby replaced in its entirety with the following:

	1 Year	5 Years	10 Years
Class I
Return Before Taxes	-2.42%	4.13%	3.23%
Return After Taxes on Distributions	-2.71%	3.61%	2.77%
Return After Taxes on Distributions and Sale of Fund Shares	-1.23%	3.08%	2.44%
Class A
Return Before Taxes	-8.03%	2.70%	2.39%
Class C
Return Before Taxes	-3.40%	3.06%	2.18%
MSCI All Country World Index (net) (reflects no deduction for fees, expenses or taxes)	-18.36%	5.23%	7.98%

Investors should retain this supplement with the Prospectuses for future reference.

VOT 8020/DPIM Real Asset Performance Reclass (03/2023)